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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   October 27, 1998

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1998-4)


                       ABN AMRO MORTGAGE CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
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               (State or Other Jurisdiction of Incorporation)


      333-57027                                         36-3886007
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   181 West Madison Street, Chicago, Illinois                  60602
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  (Address of Principal Executive Offices)                   (Zip Code)


                               (248) 643-2530
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         On October 27, 1998, the Registrant caused the issuance and sale of approximately $359,835,570 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998, among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and LaSalle Home Mortgage Corporation, as servicer.

         In connection with the sale of the Series 1998-4 Certificates (the "Certificates"), the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.


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Exhibit  No.      Item 601(a) of
------------      Regulation S-K
                  Exhibit No.                   Description
                  -----------                   -----------
         1                 5.1                 Opinion Letter re: legality
                           8.1                 Opinion Letter re: tax matters



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABN AMRO MORTGAGE CORPORATION
                                                   (Registrant)




Dated: October 27, 1998           By:           /s/ Maria Fregosi
                                     ---------------------------------------
                                  Name:     Maria Fregosi
                                  Title:    Vice President


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                             INDEX OF EXHIBITS



Exhibit           Item 601(a) of          Sequentially
Number            Regulation S-K          Numbered
-------           Exhibit No.             Description                       Page
                  -----------             ------------                      ----

1                 5.1                     Opinion Letter re: legality
                  8.1                     Opinion Letter re: tax matters











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